UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2019 frontdoor, inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38617	82-3871179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Peabody Place, Memphis, Tennessee		38103
(Address of principal executive offices)		(Zip Code)

(901) 701-5002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTDR	NASDAQ

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2019 Employee Stock Purchase Plan

On April 29, 2019, frontdoor, inc. (the “Company”) held its 2019 annual meeting of stockholders (the “2019 Annual Meeting”) at which the Company’s stockholders approved the Company’s 2019 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”). The material features of the Employee Stock Purchase Plan are described in the section entitled “Proposal 5—Approval of the 2019 Employee Stock Purchase Plan” on pages 10 through 13 of the Company’s Definitive Proxy Statement on Schedule 14A filed on March 29, 2019 in connection with the 2019 Annual Meeting (the “2019 Proxy Statement”), which pages are incorporated herein by reference. A copy of the Employee Stock Purchase Plan is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting on April 29, 2019, the Company’s stockholders (1) elected the persons listed below to serve as Class I directors for a term of three years expiring at the Company’s 2022 annual meeting of stockholders and until their successors have been duly elected and qualified; (2) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2019; (3) approved, on an advisory basis, the Company’s named executive officer compensation; (4) voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year; and (5) approved the Employee Stock Purchase Plan. Each of these proposals is described in greater detail in the 2019 Proxy Statement. Set forth below are the voting results for these proposals.

(1)	Election of two Class I directors for a term of three years expiring at the Company’s 2022 annual meeting of stockholders and until their successors have been duly elected and qualified:

Nominee Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter L. Cella	79,551,589	712,744	63,245	1,612,932
Liane J. Pelletier	80,056,230	208,431	62,917	1,612,932

(2)	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,869,959	5,944	64,607	N/A

(3)	Advisory vote to approve the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,972,880	6,851,092	503,606	1,612,932

(4)	Advisory vote on the frequency of future advisory votes to approve the Company’s named executive officer compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
79,299,409	145,716	812,511	69,941	1,612,932

(5)	Approval of the 2019 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,965,333	210,188	152,056	1,612,932

As disclosed above, a majority of the votes cast voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year. In light of such vote, and consistent with the recommendation of the Company’s board of directors (the “Board”), the Board has determined that it currently intends to include an advisory vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	frontdoor, inc. 2019 Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2019	FRONTDOOR, INC.

	By:	/s/ Jeffrey A. Fiarman
		Name:	Jeffrey A. Fiarman
		Title:	Senior Vice President, General Counsel and Secretary